PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 2, 2023
to Prospectuses and Updating Summary Prospectus dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes changes to certain Portfolios of ProFunds available in your Annuity.

ProFunds - Name Changes:
Effective on or about March 17, 2023, certain of the ProFunds Portfolios are changing as follows:

Current Portfolio Name	New Portfolio Name
ProFund VP Consumer Goods	ProFund VP Consumer Staples
ProFund VP Consumer Services	ProFund VP Consumer Discretionary
ProFund VP Telecommunications	ProFund VP Communication Services

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP23